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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NCR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Source:	Email to NCR U.S. employees
Date:	March 19, 2008

To:	All U.S Employees
From:	Peter Lieb, Senior Vice President, General Counsel and Secretary
Subject:	Electronic Delivery of Materials for NCR’s Annual Meeting of Stockholders

For the past several years, as part of our ongoing efforts to improve efficiency, control costs and minimize the impact on the environment, NCR has posted its annual report and proxy statement (also known as annual meeting materials) on the investor page of its web site and notified employees by e-mail when and where the materials were posted. This year, NCR is also utilizing new Securities and Exchange Commission rules which allow us to provide access to our annual meeting materials to all stockholders on the Internet, thereby further reducing costs and the impact on the environment of printing large quantities of the annual meeting materials. Because of this change, you will be directed to an external website rather than the NCR website.

If you are a U.S.-based employee with an NCR e-mail account and Internet access and:

•	invest in the NCR stock fund of the NCR Savings Plan (the company’s 401(k) plan);
•	invest in company stock through the Employee Stock Purchase Plan (ESPP);
•	invest in company stock through the Direct Stock Purchase Plan administered by Mellon Investor Services, NCR’s transfer agent; or
•	own registered shares of NCR stock (i.e., directly in your own name and not through a bank or broker),

you should have received an e-mail message on March 18 describing how to access the 2007 Annual Report, the 2008 Proxy Statement and your proxy card on the Internet. The email directed you to http://www.investorEconnect.com, where the annual meeting materials can be accessed, viewed and printed at any time at your convenience. You will not receive paper copies of the annual meeting materials unless you specifically request them.

You have the option of authorizing your proxy to vote at the annual meeting online or through a special telephone voting service. Just like votes cast using paper proxy cards, votes cast over the Internet or telephone are tabulated in a secure manner by an independent third party. The email message you received gave you the information required to authorize your proxy. Please note that you will need your pre-assigned PIN # to access the online voting system. Your pre-assigned PIN # is the last 4 digits of your social security number, unless you elected to change your PIN # previously in a prior year.

The use of this electronic delivery program is consistent with the company’s objective of improving efficiencies, controlling costs and minimizing the impact on the environment. We appreciate your willingness to use the electronic option to vote and receive future stockholder information. Whatever your choice, we urge you to vote your shares.

Attached is a document containing answers to some of the questions you may have about this process.

Questions and Answers Regarding Electronic Delivery of Materials for NCR’s Annual Meeting of Stockholders

What documents will be delivered electronically? – The company will send you the link to the annual report, proxy statement and proxy card.

What are the costs to me? – There is no cost to you since you can access the materials electronically via the Internet through your computer at work.

May I still get paper copies? – Yes, if at any time you want paper copies of these documents, they will be sent to you free of charge upon request as directed in the e-mail you received on March 18, 2008. However, we encourage you to receive these materials electronically to help reduce printing and postage costs associated with the annual report and proxy statement. These materials will be made available on the Internet at http://www.investorEconnect.com and can be accessed, viewed and printed 24-hours-a-day, 7 days-per-week.

How do I authorize my proxy electronically? – At the time you received the e-mail message describing how to access your annual meeting materials and proxy card, you also received the information required to authorize your proxy to vote your shares online or telephonically. Please remember that you will need your pre-assigned PIN # to access this system. Your pre-assigned PIN # is the last 4 digits of your social security number, unless you elected to change your PIN # previously in a prior year.

What if I do not want to receive these documents electronically? – If you do not want to receive these documents electronically, then you can opt-out by clicking http://www.icsdelivery.com/ncr and removing your company-provided e-mail account from the database. Please note that you will need your pre-assigned PIN # to access this system. Your pre-assigned PIN # is the last 4 digits of your social security number, unless you elected to change your PIN # previously in a prior year. If you choose to opt-out of electronic delivery, you will receive paper copies of the annual report, proxy statement, and proxy card in the mail.

Does electronic delivery apply to NCR stock that I have in my brokerage account? – No, this applies only to shares that you may hold directly in your own name, or through a company-sponsored or administered plan such as the NCR Savings Plan, the Employee Stock Purchase Plan or the Direct Stock Purchase Plan. If you want to take advantage of a similar method of electronic delivery for NCR stock held in a brokerage account, please log on to http://www.icsdelivery.com/ncr.

Does electronic delivery apply to NCR stock options that I hold? – No, as explained above, this applies only to shares that you may hold directly in your own name or through company-sponsored or administered plans. Stock options give you the right to purchase shares, but do not give you voting rights because you do not actually own shares until you exercise your right to purchase shares.

Source:	Electronic delivery email
Date:	March 18, 2008

In connection with the 2008 NCR CORPORATION Annual Meeting of Stockholders, this e-mail describes how to access proxy materials and vote by proxy.

Important Notice Regarding the Availability of Proxy Materials

GENERAL INFORMATION

You received this e-mail because our records show that (1) you are an employee of NCR CORPORATION who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive NCR CORPORATION communications and authorize your vote by proxy via the Internet.

This e-mail notification contains information specific to your holding(s) in the security identified below. We urge you to vote your shares. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

2008 NCR CORPORATION Annual Meeting of Stockholders.

RECORD DATE: February 11, 2008

MEETING DATE: April 23, 2008

CUSIP: 62886E

If you hold multiple accounts, this e-mail represents all shares registered in your name.

CONTROL NUMBER: [12 digit number]

Internet site:

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/[12 digit control number]

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote.com, you will need your four digit PIN:

–	If you are an employee of NCR CORPORATION, your PIN is the last four digits of your Social Security number.

–	If you are a stockholder who consented to receive annual meeting materials electronically, your PIN is the four digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe

Reader, click the url address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant stockholder materials in connection with the

2008 Annual Meeting can also be found at the following Internet site(s):

2007 ANNUAL REPORT

http://ww3.ics.adp.com/streetlink_data/dirNCR/annual/

2008 PROXY STATEMENT

http://ww3.ics.adp.com/streetlink_data/dirNCR/nop/

To cancel or change your enrollment profile, please go to http://www.icsdelivery.com/ncr

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes)

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